UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2009 (July 16, 2009)

SPONGETECH DELIVERY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-100925	54-2077231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43 West 33rd Street, Suite 600
New York, New York 10001
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (212) 695-7850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes In Registrant's Certifying Accountant.

On July 16, 2009, Drakeford & Drakeford, LLC (“Drakeford”) resigned as the independent registered public accounting firm of Spongetech Delivery Systems, Inc. (the “Company”), as a result of the dissolution of the firm.  During the fiscal years ended May 31, 2008 and 2007, and the subsequent interim periods through the date of Drakeford’s dismissal, (i) there were no disagreements with Drakeford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Drakeford would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.  The reports of Drakeford on the Company’s consolidated financial statements as of and for the fiscal years ended May 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Drakeford with a copy of the foregoing disclosures and requested from Drakeford a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with such statements, made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from Drakeford dated July 28, 2009 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On July 21, 2009, the Company engaged Robison, Hill & Co., A Professional Corporation (“Robison”) to serve as its new independent registered public accounting firm.  During the fiscal year ended May 31, 2008 and 2007, and the subsequent interim periods through the date of Robison’s engagement, neither the Company nor anyone on its behalf consulted with Robison regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Robison that it concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Drakeford & Drakeford, LLC dated July 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spongetech Delivery Systems, Inc.

Date: July 28, 2009	By:	/s/ Steven Moskowitz
Steven Moskowitz
Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter from Drakeford & Drakeford, LLC dated July 28, 2009